CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-71882.



                                   /s/  Arthur Andersen LLP


Atlanta, Georgia
February 17, 1998